UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA	90025
(Address of principal executive offices)	(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA CAPITAL FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2016

Item 1:  Report to Shareholders.

FPA Capital Fund, Inc.

Annual Report

March 31, 2016

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

Dear fellow shareholders,

After five quarters of disappointing performance, our results in the first quarter of 2016 were in line with our benchmark, the Russell 2500 (0.15% Fund return vs. 0.39% benchmark return). The quarter was significantly more volatile than the March 31st figures suggest. Halfway through the quarter, as of February 12th, the Fund's performance was -11.77%. Then we made up for the Fund's shortfall in the second half of the quarter.

The events of the quarter played to the strengths of our strategy. Our high cash balance and significant energy investments, which had recently been liabilities, turned into assets. Because our flexible mandate allows us to patiently build cash until opportunities appear, we had funds available to invest at a time when leveraged market participants were liquidating their energy positions at fire-sale prices. Our long-term time horizon gives us the luxury of not having to perfectly time the bottom. When we see a dislocation between price and value, we can take a view and let time work for us, not against us.

Obviously, we don't put too much emphasis on how we performed in the second half of a given quarter. What really matters to us — and to you, as our fellow shareholders — is long-term performance. As frustrated as we are with our underperformance over the past five years, we'd like to point out that the underperformance occurred during a five-quarter period from Q4 2014 to Q4 2015. That's a short period of time for a strategy with an average holding period of 28 quarters.

While past performance does not guarantee future results, some historical context is also helpful. In the Fund's almost 32-year history, we experienced five years of performance worse than -3%: 1990, 2000, 2002, 2008 and 2015. Robust performance followed the drawdowns in 1990, 2000, 2002 and 2008: the average cumulative 3-year performance following each of those years was 98.01%.1

In this quarter's letter, we will discuss our technology investments and provide an update on our education-related names in the portfolio commentary section. In the market commentary section, we will reiterate our energy thesis and provide a quick update on our energy-related investments.

Portfolio commentary

Q1 2016 Contributors[2]	Q1 2016 Detractors[2]
Patterson-UTI Energy	Arris Group
Interdigital	Devry Education Group
Arrow	Western Digital
Barnes & Noble	Rowan Companies
Cimarex Energy	Cubic Corp

1  Dennis Bryan and Arik Ahitov have been co-portfolio managers of this Fund since November 2007 and February 2014, respectively, and manage the Fund in a manner that is substantially similar to the prior portfolio manager, Robert Rodriguez. Mr. Rodriguez ceased serving as the Fund's portfolio manager effective December 2010.

2  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter, as qualified by this footnote.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

Source: S&P Capital IQ, Mellon

*  Price/Earnings ratio (P/E) is the price of a stock divided by its earnings per share. Price-to-Book (P/B) - A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

Our two largest industry allocations remain technology (24.9%) and energy (23.5%). We discuss below our three largest technology investments: Western Digital Corporation (Nasdaq: WDC), Arris International plc (Nasdaq: ARRS), and InterDigital, Inc. (Nasdaq: IDCC). Collectively, these investments accounted for 15.7% of portfolio weighting at the end of the first quarter.

Western Digital Corporation:

Western Digital designs, develops, manufactures, and sells hard disk drives (HDDs), and increasingly, solid-state drives (SSDs). The company's hard disk drives are used in desktop and notebook computers, enterprise applications, and consumer electronic applications. Among the most profitable product areas for WDC is in the enterprise drive segment. Overall, WDC's market share in the HDD industry is roughly 44%. During the last several years, the HDD industry has consolidated substantially, and the top three companies now control nearly 100% of the market. Furthermore, WDC's vertically integrated business model makes it the lowest-cost producer of disk drives. It is also important to note that WDC management has done a superb job of returning the firm's strong and consistent free cash flow to shareholders via buybacks and dividends. WDC also recently made a series of bold moves that could become game-changers for the industry.

The company received approval from the Ministry of Commerce of the People's Republic of China (MOFCOM) to fully integrate the Chinese assets from its acquisition of Hitachi's disk drive business. We believe the combination could add more than $2.40 to EPS3 (using current share count), given the possible savings of more than $400 million a year in operating expenses, and $250 million in the cost of goods sold.

WDC also announced a deal to acquire SanDisk (Nasdaq: SNDK) for approximately $19 billion in cash and stock, catapulting the company into a leadership position in SSDs. The move gives the company a very competitive offering and should put to rest fears that WDC could be cut out of the drive business by SSD players.

3  EPS is earnings per share.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

A quick summary of our evaluation of potential best-case and worst-case scenarios is shown below:

•  Downside ($55 per share): $18 billion of revenue and $4.8 billion of EBITDA4. Assumes $650 million of MOFCOM synergies, $500 million of SNDK synergies (up to $1.1 billion over the long term), offset by 6% decline in the core business. Using an 8x multiple on owner earnings5 implies a stock value of $55 per share.

•  Upside ($138 per share): $18.9 billion of revenue and $5.2 billion of EBITDA. Assumes $650 million of MOFCOM synergies and $700 million of SNDK synergies (up to $1.1 billion over the long term). Using a 14x multiple on owners' earnings implies a stock value of $138 per share.

Western Digital has been in our portfolio since early 2007. The investment is a good example of how we scale up and down our position size over time.

Source: Yahoo and FPA data

Arris International plc:

Arris (ARRS) provides cable operators with communication systems that make it possible for users to consume bandwidth. When customers demand faster internet speeds and more bandwidth to watch movies or upload pictures, the internet providers have to upgrade their infrastructure. This is where ARRS comes in, because it provides the hardware and software needed for expanding network capacity.

We initially invested in Arris in November 2010, and we more than doubled our investment in 2013 after they acquired Motorola Home from Google. This acquisition transformed ARRS into one of the market leaders in all aspects of the cable infrastructure market, with No. 1 market share in cable modem termination systems, No. 1 in cable modem

4  EBITDA (Earnings before Interest Tax Depreciation and Amortization ) is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

5  Owner Earnings = EBITDA less capital expenditures, less taxes. Higher owner earnings makes a stock worth more, all else equal, and a lower multiple of owner earnings makes a stock more attractive to purchasers, all else equal.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

shipments, and a close No. 2 to Cisco in set-top boxes. We thought ARRS got a good deal by buying from a motivated seller, and we had great confidence in the management team's ability to integrate this very large acquisition. This thesis largely played out, and the stock price tripled from November 2010 to March 2014.

We started buying again at a time when four of the company's five largest customers — Time Warner, Comcast, Charter and AT&T — were involved in M&A talks. The uncertainty over consolidation forced those companies to rein in big spending, slowing orders at ARRS. We consider this a short-term issue because the level of competition is stronger than ever, between both the traditional players and newcomers such as Amazon and Netflix. In addition, Arris's products help these companies differentiate themselves, and there is a major replacement cycle around the corner. We believe the future is bright for Arris.

Arris sells a great number of products to a global customer base of corporate giants, and we believe there is tremendous growth ahead for Arris in the foreseeable future. Arris's largest customers are running out of network capacity, so their CapEx plans should remain elevated.

In April 2015, Arris announced another big acquisition — Pace plc. In our opinion, the deal is very attractive financially because there are large synergy opportunities. Moreover, this purchase cements the company's size advantage over competitors and further diversifies its client base. At the time of the announcement, the company said it expected 45 to 55 cents of non-GAAP6 accretion in the first year. It has already increased that forecast to 65 to 75 cents.

Once the synergies start kicking in, the company could generate as much as $700 million to $800 million of owner earnings. Arris is trading at about 6x owner earnings to pro-forma enterprise value.

InterDigital, Inc.:

There has been — and will continue to be — tremendous growth in wireless communication. But it's hard to predict the future market share of any individual company. Nokia and Ericsson were the major mobile phone players 15 to 20 years ago. Today, their phones are industry footnotes, and Apple and Samsung dominate. InterDigital is a company that will allow us to participate in this growth without betting on which smart phone, tablet, or e-reader companies will hold the largest market share in the future. InterDigital's role is to sell critical technology across the wireless industry. To make sure its technology maintains a vital place inside networks and devices, the company employs 175 engineers who work on new inventions and patents every day. To date, they have obtained or applied for about 20,000 patents, a testament to InterDigital's innovative strength. The company also works with Standard Development Organizations to incorporate its technology into the standards that ensure that a Samsung Galaxy on Verizon's network can communicate with an iPhone with service from China Telecom.

We initiated a small position in 2011 and had a chance to increase our ownership substantially in 2012, when InterDigital had lawsuits pending that claimed large industry players owed the company royalties related to the deployment of 4G/LTE technology. They were similar to the lawsuits that followed the rollout of 2G and 3G wireless technologies. In all these cases, the users of the technology waited for the lawsuits to run their course before agreeing on a licensing rate. Our research suggested that there was no doubt that everyone was using their technology. During this downturn, the company managed its balance sheet extremely well and continued to generate cash. It decreased the share count from 45 million at the end of 2010 to 36 million today. Yet net cash still makes up almost 25% of the company's market capitalization. InterDigital's goal is to reach $600 million of revenue. At that time, the company could be able to generate more than $7 cash earnings.

6  GAAP is the common set of accounting principles, standards and procedures that companies use to compile their financial statements. GAAP are a combination of authoritative standards (set by policy boards) and simply the commonly accepted ways of recording and reporting accounting information.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

In summary, we believe that the world will use more smart phones and tablets going forward, but we don't know who the top sellers will be. We've decided not to try to predict that. We'd rather invest in a company that supplies its technology to all the players. In short: We see InterDigital as a backdoor way to participate in the growth of mobile communications.

Update on our education-related investments:

While we continue to see significant upside potential from our for-profit education positions, changes in the regulatory environment have increased our concern about the likelihood and magnitude of potential negative outcomes for these stocks. Essentially, we believe the range of possible outcomes has widened, and as such, we decided it was prudent to trim our positions. To be clear, we still believe that both Apollo Education Group (Nasdaq: APOL) and DeVry Education Group (NYSE: DV) are trading at a substantial discount to their intrinsic value, but we are adjusting our position to reflect the risk/reward we now see. So the question is, what changed?

In October 2014, an inter-agency task force was formed to share information about investigations into for-profit education. It included the Federal Trade Commission, Department of Justice, Veterans Administration, Consumer Financial Protection Bureau, Securities and Exchange Commission and numerous state Attorneys General. We have followed the regulatory developments closely, and over the previous six months, it appears that the fervor for prosecuting for-profit schools has increased meaningfully. Our analysis had previously assumed that the regulatory headwinds would diminish over time, primarily because three years of high-level regulatory scrutiny had not produced a substantial case against the industry's "good actors." However, the recent FTC lawsuit brought against DeVry, the pending FTC investigation of University of Phoenix, and the increased scrutiny by various AGs and military institutions have given us pause. We believe both schools continue to serve an important function in society, and that the regulatory scrutiny will indeed ultimately die down. But we now believe the costs of negative publicity, a tarnished brand, and regulatory fines, restrictions, and restitutions could be greater than we initially forecast.

While we continue to believe there is substantial value trapped in the Apollo organization, it may be more difficult to extract that value than we originally forecast, particularly considering the pending sale at $9.50 per share. Finally, we have some "headline risk" concerns with the choice of post-transaction CEO, Tony Miller, the former Deputy Secretary of Department of Education from 2009 to 2013.

Market Commentary

It has been only three months since we published our year-end letter, where we commented on the market. Our views have not changed. Therefore, in this letter, we will focus once again on only one part of the market: Energy, because it makes up 23.5% of our portfolio, which is significantly higher exposure than that of the Russell 2500 (3.1%).

What is going on with oil?

Let's first discuss the supply side of the equation. We believe it is now almost a mathematical certainty that U.S. production will decline significantly from its peak. It is already down ~900 thousand barrels per day since its peak in June 2015. Based on our conversations with numerous producers towards the end of the first quarter, we do not believe the recent move in spot oil prices from the mid $20s into the low $40s will have much impact on their activity levels. They are focused on protecting their balance sheets first and foremost.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

The picture is also dire outside of North America. Schlumberger estimates that global exploration and production (E&P) spending, excluding North America, was down 19% in 2015 and will be down another 19% in 2016.7 This year will mark the first time since 1986 that global E&P spending has fallen two years in a row.8 According to Schlumberger, 2014 yielded the worst exploration results in approximately 25 years. The following year was even worse, and 2016 results are likely to be even worse than that.9 That lack of exploration success will eventually have consequences for global supply.

Moreover, by some estimates, OPEC's spare production capacity is the lowest it has been since the oil shocks of the 1970s, both in absolute terms and relative to global consumption.10

Let's move on to demand. On the demand side, growth continues to be supportive. The International Energy Agency (IEA) had to increase its 2015 demand estimates more than once during the year as consumers drove more in response to falling prices. The IEA currently estimates that demand grew 1.8 million bl/d in 2015 and will grow 1.2 million bl/d in 2016.11 Year-to-date oil demand is up 5% in China and 2016 growth for India is expected to be 6%.12 The United States is not much different, since Americans drove more miles in 2015 than ever before13.

Who will supply the extra 1.2 million bl/d? Elevated inventories around the world are a natural place to find extra oil in the short term, but beyond that, producers will have to put rigs back to work and drill new wells. Judging by the trajectory of global rig counts, it doesn't seem as if the upstream industry is focused on a growth agenda. The Middle East was the only region that grew its active rig count in 2015. Outside the region, the rig count was down by 51% in 2015 and was down another 12% in the first two months of 2016. In the United States, the oil-directed land rig count was down 62% in 2015 and was down another 32% as of March 24th.14 Most people expected Iran to fill the void, but the country's increase in production so far has not matched expectations.

Putting it all together, we believe that the market should come back into balance during 2016, absent a shock to demand.

7  Schlumberger presentation — 02/23/16.

8  "Energy Ruminations", Simmons — 12/11/15. "Bl/d" means barrels per day.

9  "Energy Ruminations" — Int'l Rig Count Carnage, Growing Forward Supply Challenge", Simmons — 03/07/16.

10  Raymond James presentation — 01/16.

11  Schlumberger presentation — 03/21/16.

12  Cornerstone Analytics — 03/22/16.

13  http://limaohio.com/news/174704/more-miles-driven-last-year-than-ever-before

14  Baker Hughes rig count — www.bakerhughes.com

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

Source: IEA — April 14, 2016.

How does all of that affect our energy investments?

Our energy-related names did well during this volatile quarter. As we have discussed in prior quarterly letters, we have tilted our service company exposure towards U.S. land. Our top-performing name this quarter was one of these service companies (Patterson-UTI Energy Inc.). The U.S. land drilling industry has approximately 2,000 rigs, of which 950 were built with alternating current (AC) drives. AC rigs are more desirable because they are more precise and more efficient than rigs that are powered with direct current or diesel engines. Of the 950, approximately 700 have the desired power level of 1,500 horsepower. Only 360 of the 700 are operating today, but they account for more than 80% of the 436 U.S. land rigs still in operation across all power types. These rigs will be some of the last to be idled and the first to return to work. A recovery of just 200 rigs off the bottom would lead to 80% utilization for this asset class, and that should drive day production rates higher. Importantly, three quarters of these rigs are controlled by just four companies (Helmerich & Payne alone has 320 of them), 15 which is a level of market concentration the industry has not experienced until just recently.

In spite of our preference for onshore drilling, we have maintained an investment in offshore driller Rowan Companies plc, in part because of its highly differentiated liquidity and free cash flow position, and in part because of its opportunity to drive costs out of the business. At YE2015, the company had over $300 million of cash on the balance sheet in excess what it needs to run the business, and we expect them to generate a combined $300 million

15  H&P Q4 2015 earnings call transcript.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

over the course of 2016-17, just from its existing backlog. For perspective, the $600 million of deployable cash is equal to nearly 1/3 of their market capitalization. In theory, the deployable cash would allow Rowan to retire almost 30% of its debt through open market purchases at the current average trading price of 78 cents on the dollar — effectively implementing a self-LBO. 16 The company began repurchasing debt in the open market during the fourth quarter and has shown a very enlightened approach to capital allocation, which stands out in an environment of such extreme fear.

Rowan increased its EBITDA margins from 37.2% in 2013 to 48.1% in 2015, in part because of its cost reduction efforts. It also limited the growth of its working capital ex-cash to $20 million over that time period even though their revenues grew by $558 million.

Our exploration and production companies are strong and continue to execute. Cimarex has $780 million of cash on its balance sheet against total debt of $1.5 billion, for a net debt/EBITDA ratio on 2016 consensus estimates of just 1.4x.17 The company cut its capital expenditure budget by 36% for 2016 after cutting it by 52% in 2015.18 These declines are very prudent because Cimarex has great assets and a very strong balance sheet. There is no reason for the company to grow its production at these depressed prices. In spite of the dramatic CapEx reductions, Cimarex production grew 13% in 2015 and is expected to fall by just 8% in 2016 due to increasing productivity.

Noble Energy had $1 billion of cash and $5 billion of total liquidity at the end of 2015.19 The company kept its investment-grade credit ratings from S&P and Moody's after the most recent round of industry rating actions in February, while several of its peers saw their ratings downgraded. Noble Energy has cut its capital expenditure budget by 50% for 2016, adjusted for its acquisition of Rosetta Resources, but production volumes are expected to increase by ~10% on a same-store sales basis, thanks to increasing productivity and a backlog of long lead time projects that are still coming online.20

During the quarter, we doubled our high yield bond investments from one to two. Recall that in the fourth quarter of 2015 we initially bought Atwood Oceanics's 6.50% 2020 senior unsecured bonds at 55 cents on the dollar with a 24% yield-to-worst (YTW). Our worst-case scenario contemplates what would happen if Atwood were to go bankrupt. Assuming the company reorganized, wiping out the equity and equitizing our bonds, we believe the purchase price represented a valuation multiple of 7.3x depressed "new normal" EBITDA of $200 million, which compares with peak EBITDA of $780 million in FY2015 and average EBITDA of $393 million over the last 10 fiscal years. The bonds fell further during the first quarter of 2016, allowing us to add to the position at an average price of 43 cents on the dollar. Atwood's bonds ended the quarter at $47.50.

We continue to be shareholders of SM Energy. The company is performing well. Its reserve base had positive performance revisions again in 2015. Production volumes this year are expected to be just 4% below 2014 levels, even though the company's 2016 CapEx budget is 65% below 2014 levels. We believe the company has an underappreciated asset in its backlog of 166 drilled-but-uncompleted wells. As commodity prices took yet another leg down, short sellers began to work their way up the quality spectrum in search of producers whose viability was not previously in doubt. They zeroed in on SM Energy. The company's bonds had generally traded in a range of 90-100 cents on the dollar since the downturn began, but they began to fall precipitously in December of last year. We took note when they fell

16  Capital IQ — 03/29/16.

17  Capital IQ — 03/28/16.

18  Cimarex 8-K and earnings call transcript — 02/17/16

19  Noble Energy 2015 annual report

20  Noble Energy Q4 2015 earnings presentation.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

below 50 cents on the dollar in February, and established a position in their nearest term maturity — a 6.625% senior unsecured bond due 2021, at 48.4 cents on the dollar. At that price, we invested in the company at an implied valuation in terms of enterprise value per daily flowing barrel of oil equivalent (BOE) production of just $8,300. The constituents of the S&P 500 Oil & Gas E&P Index have traded at $40-50,000 per daily BOE21 or more over the course of the last cycle.

In closing

At the end of last year, the Fund hit its lowest cash level in 12 years, at approximately 19%. As of March 31, the Fund had approximately 27.7% cash. You may wonder why the cash level went up for the quarter, given that the Russell 2500 index started and ended Q1 at about the same level. As we discussed earlier in the letter, this was a very volatile quarter. To take advantage of the market swings, we deployed cash during the downturn early in the quarter, and gained more cash back by selling into the rebound in the back half of the quarter.

Our dual goals of protecting and growing capital remain the same. It is true that our one-year performance is -12.74%, but we believe we can make up for the shortfall. We are true contrarian investors, so we own a portfolio of battered-down names. We believe many of them are like a coiled spring waiting to be sprung. We remain very excited about our portfolio prospectively.

Respectfully submitted,

Arik Ahitov Portfolio Manager April 11, 2016	Dennis Bryan Portfolio Manager

21  Barrell of oil equivalent

FPA CAPITAL FUND, INC.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Portfolio composition will change due to ongoing management of the Fund.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CAPITAL FUND, INC.

HISTORICAL PERFORMANCE
(Unaudited)

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500 from April 1, 2006 to March 31, 2016

Past performance is not indicative of future performance. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem, your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 19 and 22. The Prospectus details the Fund's objective and policies, fees, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CAPITAL FUND, INC.

PORTFOLIO SUMMARY

March 31, 2016

Common Stocks		70.8%
Oil & Gas Services & Equipment	12.0%
Communications Equipment	10.4%
Exploration & Production	9.9%
Educational Services	7.1%
Technology Distributors	7.0%
Computer Hardware & Storage	5.3%
Consumer Goods — Rental	3.5%
Auto Parts	3.5%
Agricultural Machinery	2.6%
Electrical Power Equipment	2.6%
Semiconductor Manufacturing	2.3%
Information Technology Services	1.5%
Construction & Mining Machinery	1.3%
Publishing & Broadcasting	1.1%
Specialty Apparel Stores	0.6%
Other Spec Retail — Discretionary	0.1%
Bonds & Debentures		22.7%
Short-term Investments		6.2%
Other Assets And Liabilities, Net		0.3%
Net Assets		100.0%

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2016

COMMON STOCKS	Shares	Fair Value
OIL & GAS SERVICES & EQUIPMENT — 12.0%
Helmerich & Payne, Inc.	519,010	$30,476,267
Patterson-UTI Energy, Inc.	2,049,380	36,110,076
Rowan Cos. plc (Class A)*	1,539,360	24,783,696
		$91,370,039
COMMUNICATIONS EQUIPMENT — 10.4%
ARRIS International plc*	1,714,343	$39,292,742
InterDigital, Inc.	713,030	39,680,119
		$78,972,861
EXPLORATION & PRODUCTION — 9.9%
Cimarex Energy Co.	315,470	$30,685,767
Noble Energy, Inc.	956,270	30,036,441
SM Energy Co.	789,698	14,798,940
		$75,521,148
EDUCATIONAL SERVICES — 7.1%
Apollo Education Group, Inc.*	3,591,814	$29,506,752
DeVry Education Group, Inc.	1,401,221	24,199,087
		$53,705,839
TECHNOLOGY DISTRIBUTORS — 7.0%
Arrow Electronics, Inc.*	372,330	$23,981,775
Avnet, Inc.	651,100	28,843,730
		$52,825,505
COMPUTER HARDWARE & STORAGE — 5.3%
Western Digital Corporation	851,810	$40,239,505
CONSUMER GOODS — Rental — 3.5%
Aaron's, Inc.	1,054,846	$26,476,635
AUTO PARTS — 3.5%
Dana Holding Corporation	1,861,304	$26,225,773
AGRICULTURAL MACHINERY — 2.6%
AGCO Corporation	399,369	$19,848,639
ELECTRICAL POWER EQUIPMENT — 2.6%
Babcock & Wilcox Enterprises, Inc.*	912,020	$19,517,228

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
SEMICONDUCTOR MANUFACTURING — 2.3%
Veeco Instruments, Inc.*	903,340	$17,597,063
INFORMATION TECHNOLOGY SERVICES — 1.5%
Cubic Corporation	286,300	$11,440,548
CONSTRUCTION & MINING MACHINERY — 1.3%
Oshkosh Corporation	240,360	$9,823,513
PUBLISHING & BROADCASTING — 1.1%
Houghton Mifflin Harcourt Co.*	414,640	$8,267,922
SPECIALTY APPAREL STORES — 0.6%
Foot Locker, Inc.	76,520	$4,935,540
OTHER SPEC RETAIL — DISCRETIONARY — 0.1%
Barnes & Noble, Inc.	76,684	$947,814
TOTAL COMMON STOCKS — 70.8% (Cost $451,329,314)		$537,715,572
BONDS & DEBENTURES
CORPORATE BONDS & NOTES — 1.6%
ENERGY — 1.6%
Atwood Oceanics, Inc. — 6.50% 2/1/2020	$15,317,000	$7,275,575
SM Energy Co. — 6.50% 11/15/2021	6,176,000	4,570,240
		$11,845,815
TOTAL CORPORATE BONDS & NOTES (Cost $11,182,068)		$11,845,815

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016

BONDS & DEBENTURES — Continued	Shares or Principal Amount	Fair Value
U.S. TREASURIES — 21.1%
U.S. Treasury Bills
— 0.00% 5/26/2016	$33,000,000	$32,991,361
— 0.00% 6/23/2016	40,000,000	39,981,088
— 0.00% 6/30/2016	50,000,000	49,974,685
U.S. Treasury Notes — 0.375% 5/31/2016	37,000,000	37,004,155
TOTAL U.S. TREASURIES (Cost $159,921,132)		$159,951,289
TOTAL BONDS & DEBENTURES (Cost $171,103,200)		$171,797,104
TOTAL INVESTMENT SECURITIES — 93.5% (Cost $622,432,514)		$709,512,676
SHORT-TERM INVESTMENTS — 6.2%
State Street Bank Repurchase Agreement — 0.03% 4/1/2016 (Dated 03/31/2016, repurchase price of $47,393,039, collateralized by $46,430,000 principal amount U.S. Treasury Note — 2.125% 2022, fair value $48,345,238)	$47,393,000	$47,393,000
TOTAL SHORT-TERM INVESTMENTS (Cost $47,393,000)		$47,393,000
TOTAL INVESTMENTS — 99.7% (Cost $669,825,514)		$756,905,676
Other Assets and Liabilities, net — 0.3%		2,560,879
NET ASSETS — 100.0%		$759,466,555

*  Non-income producing security.

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

ASSETS
Investment securities — at fair value (identified cost $622,432,514)	$709,512,676
Short-term investments — at amortized cost (maturities 60 days or less)	47,393,000
Cash	755
Receivable for:
Investment securities sold	3,683,067
Dividends and interest	928,211
Capital stock sold	754,679
Prepaid expenses and other assets	4,179
Total assets	762,276,567
LIABILITIES
Payable for:
Capital stock repurchased	1,969,854
Advisory fees	419,163
Investment securities purchased	152,237
Accrued expenses and other liabilities	268,758
Total liabilities	2,810,012
NET ASSETS	$759,466,555
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 23,435,624 shares	$234,356
Additional Paid-in Capital	666,097,832
Undistributed net realized gain	5,073,533
Undistributed net investment income	980,672
Unrealized appreciation of investments	87,080,162
NET ASSETS	$759,466,555
NET ASSET VALUE
Offering and redemption price per share	$32.41

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2016

INVESTMENT INCOME
Dividends	$9,037,493
Interest	819,797
Total investment income	9,857,290
EXPENSES
Advisory fees	5,860,678
Transfer agent fees and expenses	428,279
Director fees and expenses	147,185
Legal fees	87,087
Reports to shareholders	80,011
Filing fees	56,729
Audit and tax services fees	55,663
Administrative services fees	44,956
Professional fees	40,444
Custodian fees	16,383
Other	23,428
Total expenses	6,840,843
Net expenses	6,840,843
Net investment income	3,016,447
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	13,727,991
Net change in unrealized appreciation (depreciation) of:
Investments	(135,512,598)
Net realized and unrealized loss	(121,784,607)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(118,768,160)

See notes to financial statements.

FPA CAPITAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,016,447	$963,955
Net realized gain	13,727,991	87,945,024
Net change in unrealized depreciation	(135,512,598)	(240,622,157)
Net decrease in net assets resulting from operations	(118,768,160)	(151,713,178)
Distributions to shareholders from:
Net investment income	(2,971,492)	—
Net realized capital gains	(7,894,776)	(136,421,565)
Total distributions	(10,866,268)	(136,421,565)
Capital Stock transactions:
Proceeds from Capital Stock sold	65,302,557	92,918,479
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	9,896,045	125,845,515
Cost of Capital Stock repurchased	(262,574,374)*	(226,488,502)*
Net decrease from Capital Stock transactions	(187,375,772)	(7,724,508)
Total change in net assets	(317,010,200)	(295,859,251)
NET ASSETS
Beginning of year	1,076,476,755	1,372,336,006
End of year	$759,466,555	$1,076,476,755
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	1,929,687	2,153,762
Shares issued to shareholders upon reinvestment of dividends and distributions	306,480	2,944,958
Shares of Capital Stock repurchased	(7,383,150)	(5,430,520)
Change in Capital Stock outstanding	(5,146,983)	(331,800)

*  Net of redemption fees of $19,357 and $52,242 for the year ended March 31, 2016 and year ended March 31, 2015, respectively.

See notes to financial statements.

FPA CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of year	$37.66	$47.46	$45.60	$45.11	$46.64
Income from investment operations:
Net investment income (loss)*	0.12	0.03	(0.03)	0.05	(0.11)
Net realized and unrealized gain (loss) on investment securities	(4.92)	(5.02)	7.90	4.37	(1.42)
Total from investment operations	$(4.80)	$(4.99)	$7.87	$4.42	$(1.53)
Less distributions:
Dividends from net investment income	(0.12)	—	—	(0.07)	—
Distributions from net realized capital gains	(0.33)	(4.81)	(6.01)	(3.86)	—
Total distributions	$(0.45)	$(4.81)	$(6.01)	$(3.93)	—
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$32.41	$37.66	$47.46	$45.60	$45.11
Total investment return***	(12.74)%	(11.49)%	18.99%	10.64%	(3.28)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$759,467	$1,076,477	$1,372,336	$1,273,822	$1,309,145
Ratio of expense to average net assets	0.77%	0.83%	0.83%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	0.34%	0.08%	(0.07)%	0.12%	(0.25)%
Portfolio turnover rate	45%	38%	17%	10%	15%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2016

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $304,305,435 for the year ended March 31, 2016. The proceeds and cost of securities sold resulting in net realized gains of $13,727,991 aggregated $439,232,276 and $425,504,285, respectively, for the year ended March 31, 2016. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at March 31, 2016:

Undistributed Ordinary Income	$980,672
Undistributed Net Realized Gains	11,354,020

The tax status of distributions paid during the fiscal years ended March 31, 2016 and 2015 were as follows:

	2016	2015
Dividends from ordinary income	$2,971,492	—
Distributions from long-term capital gains	7,894,776	$136,421,565

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The cost of investment securities held at March 31, 2016, was $628,713,002 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at March 31, 2016, for federal income tax purposes was $119,697,898 and $38,898,224, respectively resulting in net unrealized appreciation of $80,799,674. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2013 or by state tax authorities for years ended on or before March 31, 2012.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2016, the Fund paid aggregate fees and expenses of $147,185 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2016, the Fund collected $19,357 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2016:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Oil & Gas Services & Equipment	$91,370,039	—	—	$91,370,039
Communications Equipment	78,972,861	—	—	78,972,861
Exploration & Production	75,521,148	—	—	75,521,148
Educational Services	53,705,839	—	—	53,705,839
Technology Distributors	52,825,505	—	—	52,825,505
Computer Hardware & Storage	40,239,505	—	—	40,239,505
Consumer Goods — Rental	26,476,635	—	—	26,476,635
Auto Parts	26,225,773	—	—	26,225,773
Agricultural Machinery	19,848,639	—	—	19,848,639
Electrical Power Equipment	19,517,228	—	—	19,517,228
Semiconductor Manufacturing	17,597,063	—	—	17,597,063
Information Technology Services	11,440,548	—	—	11,440,548
Construction & Mining Machinery	9,823,513	—	—	9,823,513
Publishing & Broadcasting	8,267,922	—	—	8,267,922
Specialty Apparel Stores	4,935,540	—	—	4,935,540
Other Spec Retail — Discretionary	947,814	—	—	947,814
Corporate Bonds & Notes	—	$11,845,815	—	11,845,815
U.S. Treasuries	—	159,951,289	—	159,951,289
Short-Term Investment	—	47,393,000	—	47,393,000
	$537,715,572	$219,190,104	—	$756,905,676

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended March 31, 2016.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$47,393,000	$47,393,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $48,345,238 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CAPITAL FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2016, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 18, 2016

FPA CAPITAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2016 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2015	$1,000.00	$1,000.00
Ending Account Value March 31, 2016	$967.80	$1,021.31
Expenses Paid During Period*	$3.64	$3.73

*  Expenses are equal to the Fund's annualized expense ratio of 0.74%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2016 (183/366 days).

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 4	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – 1949†	Director* Years Served: <1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Thomas P. Merrick – 1937†	Director* Years Served: 6	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr.– 1944†	Director* Years Served: 15	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – 1943†	Director* Years Served: 9	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – 1948	Director* Years Served: 31	Partner of the Adviser.	2
Dennis M. Bryan – 1961	Portfolio Manager Years Served: 19	Partner of the Adviser
Arik A. Ahitov – 1975	Portfolio Manager Years Served: 2	Partner of the Adviser since 2015. Managing Director of the Adviser from 2013-2014 and Vice President of the Adviser from 2010 to 2013.
J. Richard Atwood – 1960	President Years Served: 18	Managing Partner of the Adviser.	7
Leora R. Weiner – 1970	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler – 1967	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Michael P. Gomez – 1985	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

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FPA CAPITAL FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 Galena Street
Milwaukee, WI 53212

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
235 Galena Street
Milwaukee, Wisconsin 53212

COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable.

(c)                                  The registrant has made no material changes to its code of ethics.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in Item 3(a)(2) of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

	2015	2016
(a) Audit Fees	$40,800	$42,500
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$8,320	$8,600
(d) All Other Fees	$-0-	$-0-

(1)         Tax Fees are for preparation of the Fund’s tax returns.

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)            the registrant’s independent auditors inform the audit committee of the engagement,

(ii)           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)          the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.

The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 27, 2016

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	May 27, 2016